UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2001

                              Blue Moon Investments
             (Exact name of Registrant as specified in its charter)

   Nevada                       000-29021                       98-0210152
(State or Other              (Commission File                  (IRS Employer
Jurisdiction of                   Number)                      Identification
Incorporation)                                                     Number)

       104-1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6
               (Address of principal executive offices) (Zip Code)

                                 (250) 868-8177
              (Registrant's telephone number, including area code)


Item 5.   Other - Change of Address

         On March 13, 2000, we moved our principal place of business. Our new address is: 104-1456 St. Paul Street, Kelowna, BC V1Y 2E6. This address has been reflected on all of our filings since we moved.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Blue Moon Investments
                                            Registrant


DATED:  March 9, 2001                       By: /s/ Devinder Randhawa
                                               ---------------------------------
                                               President and Chief Executive
                                                 Officer